Amalgamated Financial Corp. Reports Preliminary Results for the Second Quarter 2023 and Announces Second Quarter 2023 Earnings Conference Call Immediate Liquidity Coverage at 183% of Uninsured Deposits Excluding Super-Core Common Equity Tier 1 Capital Ratio of 12.49%, Above "Well Capitalized" Levels NEW YORK, July 17, 2023: Amalgamated Financial Corp. (“Amalgamated” or the “Company”) (Nasdaq: AMAL) today announced preliminary results for the second quarter of 2023. Second Quarter 2023 Highlights (on a linked quarter basis) • Net income of $21.6 million, or $0.70 per diluted share, compared to $21.3 million, or $0.69 per diluted share. • Core net income of $22.0 million, or $0.72 per diluted share, as compared to $23.0 million, or $0.74 per diluted share. Deposits and Liquidity • Total deposits decreased $146.7 million, or 2.1%, to $6.9 billion including a $126.4 million decline in Brokered CD utilization. • Excluding Brokered CDs, deposits remained essentially unchanged at $6.4 billion, reflecting a strong and stable deposit base. • Average cost of deposits, excluding Brokered CDs, was 87 basis points for the quarter, where non-interest bearing deposits remained steady and comprised a noteworthy 46% of total deposits. • Super-core deposits totaled approximately $3.6 billion, had a weighted average life of 17 years, and comprised 55% of total deposits excluding Brokered CDs. • Total uninsured deposits were $3.9 billion, improving to 57% of total deposits. Excluding uninsured super-core deposits of approximately $2.5 billion, remaining uninsured deposits were approximately 20-23% of total deposits with immediate liquidity coverage of 183%. • Cash and borrowing capacity totaled $2.6 billion (immediately available) plus unpledged securities (two-day availability) of $758.3 million for total liquidity within two-days of $3.3 billion (improving to 85% of total uninsured deposits). Assets and Margin • Loans receivable, net of deferred loan origination costs, increased $53.5 million, or 1.3%, to $4.3 billion. • PACE assessments grew $64.3 million to $1.1 billion. • Net interest income was $63.0 million, at the high-end of the guidance range provided in the first quarter. Net interest margin was 3.33%, in line with expectations. Share Repurchase • Repurchased approximately 139,000 shares, or $2.2 million of common stock under the Company's $40 million share repurchase program announced in the first quarter of 2022. • The Company expects to continue repurchasing shares through its common stock share repurchase program, with $23.5 million of remaining capacity. The timing and exact amount of stock repurchase activity will be informed by economic and regulatory considerations as well as Amalgamated's position, earnings outlook, and capital deployment priorities. Investments and Capital • Tangible common equity ratio of 6.59%, represents another consecutive quarter of improvement. • Available for sale securities, which are 73% of the Company's traditional securities portfolio, had unrealized losses of 7.6%, with an effective duration of 1.8 years. • Held-to-maturity securities, which are 27% of the Company's traditional securities portfolio, had unrealized losses of 11.0%, with an effective duration of 4.1 years. • Regulatory capital remains above bank “well capitalized” standards, with a Common Equity Tier 1 ratio of 12.49% at June 30, 2023, and continues to increase in line with strategic plans. • Our leverage ratio was 7.78%, an increase of 28 basis points from the prior quarter.

Second Quarter 2023 Earnings Release and Conference Call: The Company will release its second quarter 2023 financial results before market open on Thursday, July 27, 2023. The Company will host a conference call at 11:00 a.m. Eastern Time on the same day to discuss the financial results. Investors and analysts interested in participating in the call are invited to dial 1-877-407-9716 (international callers please dial 1-201-493-6779) approximately 10 minutes prior to the start of the call. A live audio webcast of the conference call will be available on the website at https://ir.amalgamatedbank.com/. A replay of the conference call will be available within two hours of the conclusion of the call and can be accessed both online and by dialing 1-844-512-2921 (international callers please dial 1-412-317-6671). The pin to access the telephone replay is 13739618. The replay will be available until August 3, 2023. About Amalgamated Financial Corp. Amalgamated Financial Corp. is a Delaware public benefit corporation and a bank holding company engaged in commercial banking and financial services through its wholly-owned subsidiary, Amalgamated Bank. Amalgamated Bank is a New York-based full-service commercial bank and a chartered trust company with a combined network of five branches across New York City, Washington D.C., and San Francisco, and a commercial office in Boston. Amalgamated Bank was formed in 1923 as Amalgamated Bank of New York by the Amalgamated Clothing Workers of America, one of the country's oldest labor unions. Amalgamated Bank provides commercial banking and trust services nationally and offers a full range of products and services to both commercial and retail customers. Amalgamated Bank is a proud member of the Global Alliance for Banking on Values and is a certified B Corporation®. As of March 31, 2023, our total assets were $7.8 billion, total net loans were $4.1 billion, and total deposits were $7.0 billion. Additionally, as of March 31, 2023, our trust business held $39.7 billion in assets under custody and $13.9 billion in assets under management. Non-GAAP Financial Measures This release (and the accompanying financial information and tables) refer to certain non-GAAP financial measures including, without limitation, “Core net income,” and “Tangible common equity,” Our management utilizes this information to compare our operating performance for June 30, 2023 versus certain periods in 2023 and 2022 and to prepare internal projections. We believe these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of our operating performance. In addition, because intangible assets such as goodwill and other discrete items unrelated to our core business, which are excluded, vary extensively from company to company, we believe that the presentation of this information allows investors to more easily compare our results to those of other companies. The presentation of non-GAAP financial information, however, is not intended to be considered in isolation or as a substitute for GAAP financial measures. We strongly encourage readers to review the GAAP financial measures included in this release and not to place undue reliance upon any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this release with other companies’ non-GAAP financial measures having the same or similar names. Reconciliations of non-GAAP financial disclosures to comparable GAAP measures found in this release are set forth in the final pages of this release and also may be viewed on our website, amalgamatedbank.com.

Terminology Certain terms used in this release are defined as follows: “Super-core deposits” are defined as total deposits from commercial and consumer customers, with a relationship length of greater than 5 years. We believe the most directly comparable GAAP financial measure is total deposits. “Core net income” is defined as net income after tax excluding gains and losses on sales of securities, gains on the sale of owned property, costs related to branch closures, restructuring/severance costs, acquisition costs, and taxes on notable pre- tax items. We believe the most directly comparable GAAP financial measure is net income. “Tangible common equity” is defined as stockholders’ equity excluding, as applicable, minority interests, preferred stock, goodwill and core deposit intangibles. We believe that the most directly comparable GAAP financial measure is total stockholders’ equity. "Traditional securities portfolio" is defined as total investment securities excluding PACE assessments. We believe the most directly comparable GAAP financial measure is total investment securities. Forward-Looking Statements Statements included in this release that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified through the use of forward-looking terminology such as “may,” “will,” “anticipate,” “aspire,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “in the future,” “may” and “intend,” as well as other similar words and expressions of the future. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: (i) uncertain conditions in the banking industry and in national, regional and local economies in our core markets, which may have an adverse impact on our business, operations and financial performance; (ii) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (iii) deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; (iv) changes in our deposits, including an increase in uninsured deposits; (v) unfavorable conditions in the capital markets, which may cause declines in our stock price and the value of our investments; (vi) continued fluctuation of the interest rate environment, including changes in net interest margin or changes that affect the yield curve on investments; (vii) potential deterioration in real estate collateral values; (viii) changes in legislation, regulation, public policies, or administrative practices impacting the banking industry, including increased regulation and FDIC assessments in the aftermath of recent bank failures; (ix) the outcome of legal or regulatory proceedings that may be instituted against us; (x) our inability to maintain the historical growth rate of the loan portfolio; (xi) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (xii) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on our results, including as a result of compression to net interest margin; (xiii) any matter that would cause us to conclude that there was impairment of any asset, including intangible assets; (xiv) the risk that the preliminary financial information reported herein and our current preliminary analysis will be different when our review is finalized; (xv) increased competition for experienced members of the workforce including executives in the banking industry; (xvi) a failure in or breach of our operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (xvii) a downgrade in our credit rating; (xviii) increased political opposition to Environmental, Social and Governance (“ESG”) practices; (xix) recessionary conditions; (xx) the ongoing economic effects of the COVID-19 pandemic; and (xxi) physical and transitional risks related to climate change as they impact our business and the businesses that we finance. Additional factors which could affect the forward-looking statements can be found in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC's website at https://www.sec.gov/. We disclaim any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. Investor Contact: Jamie Lillis Solebury Strategic Communications shareholderrelations@amalgamatedbank.com 800-895-4172 Source: Amalgamated Financial Corp.

Reconciliation of GAAP to Non-GAAP Financial Measures The information provided below presents a reconciliation of each of our non-GAAP financial measures to the most directly comparable GAAP financial measure. As of and for the Three Months Ended (in thousands) June 30, 2023 March 31, 2023 Core net income Net Income (GAAP) $ 21,642 $ 21,338 Less: Securities (gain) loss 267 3,086 Less: Subdebt repurchase gain — (780) Add: Other one-time expenses 285 — Less: Tax on notable items (147) (604) Core net income (non-GAAP) 22,047 23,040 Add: Tax (credits) depreciation on solar investments — — Add: Tax effect of solar income — — Core net income excluding solar tax impact (non-GAAP) 22,047 23,040 Tangible common equity Stockholders' equity (GAAP) $ 528,614 $ 519,158 Less: Minority interest (133) (133) Less: Goodwill (12,936) (12,936) Less: Core deposit intangible (2,661) (2,883) Tangible common equity (non-GAAP) 512,884 503,206